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                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



   Date of Report (Date of Earliest Event Reported): August 29, 2003



                          HALIFAX CORPORATION
        (Exact name of registrant as specified in its charter)



      Virginia             1-08964               54-0829246
  (State or other       (Commission File      (I.R.S. Employer
  jurisdiction of           Number)         Identification No.)
   incorporation)



           5250 Cherokee Avenue, Alexandria, Virginia 22312
           (Address of principal executive offices/Zip Code)


Registrant's telephone number, including area code: (703) 750-2202


Former name, former address, and former fiscal year, if changed since last report: N/A

Forward Looking Statements

     Certain statements in this document constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. While forward-looking statements sometimes are presented with numerical specificity, they are based on various assumptions made by management regarding future circumstances over many of which we have little or no control. Forward-looking statements may be identified by words including "anticipate,"
"believe," "estimate," "expect" and similar expressions. Halifax Corporation ("Halifax" or the "Company") cautions readers that forward-looking statements, including without limitation, those relating to future business prospects, revenues, working capital, liquidity, and income, are subject to certain risks and uncertainties that would cause actual results to differ materially from those indicated in the forward-looking statements. Factors that could cause actual results to differ from forward-looking statements include the concentration of the Company's revenues, risks involved in contracting with its customers, government contracting risks, absence of dividends, potential conflicts of interest, difficulties in attracting, and retaining management, professional and administrative staff, fluctuation in quarterly results, risks related to acquisitions and risks related to the Company's acquisition strategy, continued favorable banking relationships, the availability of capital to finance operations and planned growth, ramifications of the embezzlement matter referenced herein, risks related to competition and the Company's ability to continue to perform efficiently on contracts, and other risks and factors identified from time to time in the Company's Annual Report on Form 10-K. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected.

     Forward-looking statements are intended to apply only at the time they are made. Moreover, whether or not stated in connection with a forward-looking statement, the Company undertakes no obligation to correct or update a forward-looking statement should we later become aware that it is not likely to be achieved. If the Company were to update or correct a forward-looking statement, you should not conclude that the Company will make additional updates or correction thereafter.

Item 2.  Acquisition or Disposition of Assets

     On August 29, 2003, Halifax acquired all of the outstanding Common Stock of Microserv, Inc. ("Microserv"), a Washington corporation, from the shareholders of Microserv (the "Microserv Shareholders"), through the merger of Microserv with and into wholly-owned subsidiaries of Halifax as described below and in the Agreement and Plan of Merger dated August 29, 2003 for the acquisition of Microserv (the "Merger Agreement") attached hereto as Exhibit 99.1. All capitalized terms not defined herein shall have the meaning ascribed to them in the Merger Agreement. All summaries of documents filed as exhibits hereto are qualified as reference to the actual documents.

     Microserv was founded in 1985 and provides high availability hardware maintenance services to a nationwide customer base.

The Merger

     Halifax acquired Microserv in a tax-free reorganization. Prior to the closing of the Merger (the "Closing"), Halifax created a new wholly-owned corporation ("Corporate Sub") and a new limited liability company of which Halifax is the sole member ("LLC Sub"). At the Closing, Corporate Sub merged into Microserv in a statutory merger (with Microserv surviving such merger), and immediately thereafter, Microserv merged into LLC Sub in a statutory merger (with LLC Sub surviving such second merger). The merger consideration received by the Microserv Shareholders is as follows:

     The amount of the merger consideration was determined through arms-length negotiations among the parties. The cash portion of the merger consideration came from Halifax's cash flow from operations and the common stock, par value $0.24 per share (the "Common Stock"), was issued by Halifax from authorized but unissued shares.

     Common Stock. The Microserv Shareholders received 442,078 shares of Common Stock on the date of Closing.

     Cash. The Microserv Shareholders received an aggregate of $360,000 in cash.

     Notes. The Microserv Shareholders received notes in an aggregate original principal amount of $493,934 (the "Notes"). All principal and any unpaid interest shall be due and payable 18 months after the Closing date, subject to certain set off rights of the Company.
Interest shall accrue on principal at a rate of 5% per annum and shall be payable to each Microserv Shareholder quarterly in cash.

     The Notes are unsecured and in the event of a liquidation shall rank subordinate to Halifax's senior and subordinated debt; provided, however, that Halifax shall have the right and obligation to pay its obligations under the Notes to Microserv Shareholders as and when such obligations become due unless a default is declared under Halifax's senior and subordinated loan documents. The Notes contain covenants, protective provisions, default provisions and remedies. The full text of the form of Note is attached hereto as Exhibit 99.6.

     Reductions in merger consideration. The merger consideration shall be reduced pursuant to the formula set forth in the Merger
Agreement.

     As required, Halifax paid in full $1,200,000 of the $2,000,000 portion of Halifax's debt to Research Industries Incorporated ("RII") which is convertible into equity securities of Halifax. At least $400,000 of the remaining portion of the debt referenced in the preceding sentence shall be paid within thirty days of receipt by Halifax of certain additional funds to be received in the form of advance payment from a certain large customer of Halifax.

     Registration Rights and Right of First Offer. Microserv Shareholders who acquired shares of the Common Stock in the Merger will have certain "demand" and "piggyback" registration rights, and will be subject to a twelve month prohibition on any transfers of Common Stock acquired in the Merger, which prohibition period may be extended under certain circumstances. In addition, the Microserv Shareholders are required to provide the Company with a right of first offer to purchase the shares of Common Stock acquired in the Merger under certain circumstances. The full text of the Registration Rights and Right of First Offer Agreement is attached hereto as Exhibit 99.2.

     Deferred Merger Consideration. Microserv Shareholders may, subject to certain set-off rights of the Company, receive up to $250,000 of additional merger consideration (the "Deferred Merger Consideration") based on certain agreed upon Microserv accounts achieving net revenues (for the twelve month period beginning on September 1, 2003 and ending on August 31, 2004 (the "Earnout Period") of equal to or greater than 105% of an agreed upon revenue target. If the Deferred Merger Consideration is earned as described above, such Deferred Merger Consideration shall be paid in cash or, subject to certain limitations, a combination of cash and Common Stock.

     Employees of Microserv. Gary Lukowski and Jonathan Scott have entered into severance and restrictive covenant agreements with Halifax. See "Employee Severance and Restrictive Covenant Agreements."

     Election of Director. To the extent Microserv Shareholders continue to hold greater than 50% of the aggregate number of shares of Common Stock issued in connection with the Merger, Microserv Shareholders shall collectively have the right to nominate one member to Halifax's board of directors. The Microserv Shareholders have designated Gerald F. Ryles (the "Microserv Nominee"). Halifax shall recommend, consistent with the fiduciary duties of its Board of Directors, such nominee to its shareholders and undertake its best efforts to secure the election of such nominee. Certain shareholders of the Company have agreed to vote their shares of the Company in favor of such nominee. The full text of the Voting Agreement is attached hereto as Exhibit 99.5.

     Representations, Warranties, Covenants and Indemnification. The Merger Agreement contains customary representations, warranties, conditions, covenants, indemnification provisions and other agreements, including, without limitation, a general release of claims against Microserv from certain agreed upon Microserv Shareholders and holders of Microserv's options.

     Halifax's sole remedy, subject to certain agreed upon exceptions, with respect to indemnification claims made pursuant to the Merger Agreement is to (a) setoff any sums for which Halifax is entitled to indemnification thereunder against (i) first, up to $400,000 due under the Notes and (ii) second, payments of Deferred Merger Consideration and (b) under certain circumstances and subject to certain limitations, to require delivery to Halifax by Microserv Shareholders of shares of Common Stock issued in the transaction. If any indemnification claim(s) for which Halifax is the indemnitee is pending at a time when Halifax is required to pay or deliver any such amounts due under the Notes and/or Deferred Merger Consideration, then Halifax shall have the right, upon notice to the Microserv Shareholders, to withhold from such payment or delivery, until final determination of such pending indemnification claim or claims the total amount for which the applicable Microserv Shareholder or Shareholders, as the case may be, may become liable as a result thereof, as determined by Halifax reasonably and in good faith.

     Interests of Persons in the Merger. Except as described below, the Board of Directors and Officers of Microserv have no interest in the Merger other than as shareholders of Microserv. The Board of Directors and officers of Microserv collectively owned approximately 90% of the Microserv Common Stock (assuming the exercise of all options issued by Microserv).

     It is anticipated that following the completion of the Merger, the Halifax Board of Directors will be expanded to include the Microserv Nominee. It is currently intended that Gerald Ryles will be the Microserv nominee. From January, 1994 to January, 2001, Mr. Ryles was Chairman of the Board and Chief Executive Officer of Microserv. From January, 2001 until the date hereof, Mr. Ryles has held the position of Chairman of the Board of Microserv.

     In addition, each of Gary Lukowski and Jonathan Scott, executive officers of Microserv, will be employed by the Company upon completion of the Merger.

     There was no other material relationship between Microserv or the Microserv Shareholders and Halifax, its affiliates, directors or officers or any associate of the Halifax directors or officers.

     Employee Severance and Restrictive Covenant Agreements. Gary Lukowski and Jonathan Scott will be employed by the Company as of the date of the closing of the Mergers and shall have certain responsibility with respect to the continued operation of Microserv's business. In connection with such employment, the Company will agree to pay such individuals severance in the event such employment is terminated (i) by the Company, for other than "Cause" (as such term is defined in applicable severance agreement) or death or disability, or
(ii) by the applicable employee, for "Good Reason" (as defined in the applicable agreement). In consideration for such employment and the severance benefits referenced above, such employees will be prohibited from (i) either competing with Microserv and the Company for their respective periods of employment plus a one year period thereafter (and in any event no earlier than two years after Closing) or soliciting the customers or employees of Microserv and the Company for the same period, and (ii) either disclosing confidential or proprietary information about Microserv or the Company or publishing disparaging remarks about them. The full text of the Employee Severance and Restrictive Covenant Agreements are attached hereto as Exhibits 99.3 and 99.4.

         General Release. Each Microserv Shareholder has released Microserv, and Halifax, as successor in interest to Microserv, from any and all claims that such Microserv Shareholder has against Microserv. The full text of the General Release is attached hereto as Exhibit 99.7.

Item 7.  Financial Statements and Exhibits

     (a) Financial Statements of business acquired. Audited financial statements are not required pursuant to Rule 3-05(b)(2) of Regulation S-X as the company acquired does not meet the 20% tests set forth therein.

     (b)  Proforma Financial Information.

          The following proforma financial information will be filed within 75 days of the due date of this currrent report:

               (i)  Consolidated Pro-Forma Statement of Operations for
                     year ended March 31, 2003.

               (ii) Consolidated Pro-Forma Statement of Operations for
                    the three months ended June 30, 2003.

               (iii)  Consolidated Pro-Forma Balance Sheet as of
                      June 30, 2003.

     (c)  Exhibits.

          The following exhibits are filed herewith:

S-K Item
Number                          Description

32.1      Section 906 Certification

32.2      Section 906 Cerfification

99.1 Agreement and Plan of Merger, dated August 29, 2003 for the Acquisition of Microserv, Inc. by Halifax Corporation

99.2 Registration Rights and Right of First Offer Agreement dated August 29, 2003

99.3      Employee Severance and Restricted Covenant Agreement with
           Gary Lukowski dated August 29, 2003

99.4 Employee Severance and Restricted Covenant Agreement with Jonathan Scott dated August 29, 2003

99.5      Voting Agreement dated August 29, 2003

99.6      Form of Note to Microserv Shareholders

99.7      General Release dated August 29, 2003

99.8 Press Release dated August 29, 2003 (Incorporated by reference from the Current Report on Form 8-K dated
          August 29, 2003)

99.9      Proforma Financial Statements (to be filed by amendment)

                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   HALIFAX CORPORATION



Date:     9/12/03                  By:     /s/Joseph Sciacca
                                   Name:   Joseph Sciacca
                                   Title:  Chief Financial Officer:

                                   EXHIBIT INDEX

S-K Item
Number           Description

32.1      Section 906 Certification

32.2      Section 906 Cerfification

99.1 Agreement and Plan of Merger, dated August 29, 2003 for the Acquisition of Microserv, Inc. by Halifax Corporation

99.2 Registration Rights and Right of First Offer Agreement dated August 29, 2003

99.3 Employee Severance and Restricted Covenant Agreement with Gary Lukowski dated August 29, 2003

99.4 Employee Severance and Restricted Covenant Agreement with Jonathan Scott dated August 29, 2003

99.5      Voting Agreement dated August 29, 2003

99.6      Form of Note to Microserv Shareholders

99.7      General Release dated August 29, 2003

99.8 Press Release dated August 29, 2003 (Incorporated by reference from the Current Report on Form 8-K dated
          August 29, 2003)